UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  November 16, 2009

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9449 Science Center Drive New Hope, Minnesota	55428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  763-504-3000

(Former name or former address, if changed since last report)

Item 7.01

Other Events and Regulation FD Disclosure.

On November 16, 2009, the Company released the attached press release related to its financial results for the quarter ended September 30, 2009.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2009	Multiband Corporation

	By	James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

99           Press Release